EXHIBIT 99.1


                                  CERTIFICATION

         The undersigned certifies that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 12, 2003                                       /s/ Scott F. Drill
                                                         -----------------------
                                                         Scott F. Drill
                                                         President and
                                                         Chief Executive Officer